Exhibit 10.41



             ______________________________________________________

                             SUBSCRIPTION AGREEMENT

                                  by and among

                          LEUCADIA NATIONAL CORPORATION

                                       AND

                 EACH OF THE ENTITIES NAMED IN SCHEDULE I HERETO

             ______________________________________________________

                          Dated as of December 23, 2002
             ______________________________________________________















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                                TABLE OF CONTENTS

                                                                 Page



    1. Definitions....................................................1

    2. Purchase and Sale..............................................1

    3. Purchase Price.................................................1

    4. The Closing....................................................2

    5. Representations and Warranties of the Company.......... .......2

    6. Representations and Warranties of each Purchaser...............2

    7. Conditions.....................................................4

    8. Restrictions on Transfer.......................................4

    9. Agreement......................................................4

    10. Miscellaneous.................................................5

SCHEDULE I............................................................9

EXHIBIT A............................................................10

                             SUBSCRIPTION AGREEMENT


     THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into as of December 23, 2002 by and among Leucadia National Corporation, a New York corporation (the "Company") and each of the entities named in Schedule I hereto (each a "Purchaser" and, together, the "Purchasers").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to sell to each Purchaser, and each Purchaser desires to purchase from the Company, upon the terms and conditions hereinafter provided, the number of common shares, par value $1.00 per share, of the Company (the "Common Shares") and the number of shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock") set forth opposite its name in Schedule I hereto (such Common Shares and Series A Preferred Stock being collectively referred to as the "Securities"); and

     WHEREAS pursuant to this Agreement and subject to and conditioned upon the terms and provisions hereof, the parties desire to set forth certain rights and obligations of the Purchasers with respect to the Securities acquired by the Purchasers pursuant hereto, and the Company and each of the Purchasers wish to make various additional agreements, all as expressly set forth below.

     NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, the parties hereto agree as follows:

     1.  Definitions.  As used in this  Agreement,  the following terms have the
         -----------
following meanings:

     "Closing" shall have the meaning given to such term in Section 4.

     "Closing Date" shall have the meaning given to such term in Section 4.

     "Excluded Liens" means Liens imposed by or arising from this Agreement.

     "Liens" means liens, security interests, claims, pledges and encumbrances of any kind.

     "Material Adverse Effect" with respect to any person means a material adverse effect on (a) the business, financial condition or results of operations of such person and its subsidiaries, taken as a whole, or (b) the ability of such person to perform its obligations under this Agreement.

     "Registration Rights Agreement" means a registration rights agreement between the Company and the Purchasers dated as of the Closing Date and in the form of Exhibit A attached hereto.

     "Securities Act" means the Securities Act of 1933, as amended.

     2.  Purchase and Sale.  On the Closing Date, and upon the terms and subject
         -----------------
to the conditions herein set forth, the Company agrees to issue and sell to each Purchaser, free and clear of all Liens other than any Excluded Liens, and each Purchaser hereby agrees to purchase and accept from the Company, a face amount of Securities equal to the amount set forth opposite each Purchaser's name in
Schedule I hereto (with respect to each Purchaser, its "Allocated Securities"). Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and agreements of each Purchaser hereunder, the Company shall deliver to each Purchaser on the Closing Date (against payment of the Purchase Price provided for in Section 3) certificates representing the Allocated Securities registered in the name of each Purchaser or a designated affiliate thereof.

     3.  Purchase  Price.  On the Closing Date, each Purchaser  shall pay to the
        ----------------
Company $35.25 per Common Share and $4,750,713.00 per share of Series A Preferred Stock, aggregating to the amount set forth opposite such Purchaser's name in Schedule I hereto (with respect to such Purchaser, the "Purchase Price") for the purchase of its Allocated Securities. The Purchase Price shall be paid in immediately available funds by wire transfer to a bank account designated by the Company.

     4.  The Closing.
         -----------

        (a) Upon the terms and subject to the conditions herein set forth, the purchase and sale provided for herein (the "Closing") will take place (a) at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, at 10:00 a.m., New York City time, on December 24, 2002 or (b) at such other time, date and place as shall be fixed by agreement among the parties hereto. The date and time of Closing are herein referred to as the "Closing Date".

        (b) The Closing shall be conditioned upon the Company having received the consent of WilTel Communications Group, Inc. to the sale of the Securities pursuant to this Agreement. Until such consent is received, the Company shall have no obligation to close.

     5.  Representations  and Warranties of the Company.  The Company represents
         ----------------------------------------------
and warrants to each Purchaser as follows:

     5.1 Authority  of Seller.  The Company has been duly formed and is validly
         --------------------
existing under the laws of the State of New York. The issuance, sale and delivery by the Company of the Securities has been duly authorized by the Company. Upon issuance and delivery as contemplated by Section 2 of this Agreement and upon payment therefor as contemplated by Section 3 of this Agreement, the Securities will have been duly authorized, validly issued, fully paid and nonassessable. This Agreement has been duly and validly executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in all material respects in accordance with its terms. No action, consent or approval by, or filing with, any Federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any other regulatory or self-regulatory body (a "Governmental Authority"), by reason of authority over the affairs of the Company, is required to be made by the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) those which may be required solely by reason of any Purchaser's (as opposed to any other third party's) participation in the transaction contemplated hereby and (b) such other consents, approvals and filings, the failure of which to obtain would not have a Material Adverse Effect on the Company.

     5.2 No  Conflicts;  No  Violations.  None  of the  execution,  delivery  or
         ------------------------------
performance of this Agreement by the Company will (a) result in any violation of or be in conflict with or constitute a default under any term of the constitutive documents of the Company, (b) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Company is a party or by which the Company or its property is bound or (c) violate any judgment, order, decree, statute, law, rule or regulation applicable to the Company except for in the case of the foregoing clauses (b) and (c), any violation, conflict, breach or default which would not have a Material Adverse Effect on the Company.

     5.3 Brokers.  No broker,  investment  banker,  financial  advisor or other
         -------
person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, other than Jefferies & Company, Inc.

     6.  Representations  and  Warranties  of each  Purchaser.  Each  Purchaser,
         ----------------------------------------------------
severally and not jointly, represents and warrants to the Company as follows:

     6.1 Authority of  Purchaser.  Such  Purchaser  has been duly formed and is
         -----------------------
validly existing under the laws of the state or other jurisdiction of its incorporation or formation. Such Purchaser has full right, power and authority to consummate the transactions contemplated herein. This Agreement has been duly and validly executed and delivered by such Purchaser and is the legal, valid and binding obligation of such Purchaser enforceable against such Purchaser in all material respects in accordance with its terms. No action, consent or approval by, or filing with, any Governmental Authority, by reason of authority over the affairs of such Purchaser, is required to be made or obtained by such Purchaser in connection with the execution and delivery by such Purchaser of this Agreement or the consummation by such Purchaser of the transactions contemplated hereby other than such consents, approvals and filings, the failure of which to obtain would not have a Material Adverse Effect on such Purchaser.

     6.2 No  Conflicts;  No  Violations.  None  of the  execution,  delivery  or
         ------------------------------
performance of this Agreement or the receipt of the Securities by such Purchaser will (a) result in any violation of or be in conflict with or constitute a default under any term of constitutive documents of such Purchaser, (b) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which such Purchaser is a party or by which such Purchaser or its property is bound or (c) violate any judgment, order, decree, statute, law, rule or regulation applicable to such Purchaser, except for in the case of the foregoing clauses (b) and (c), any violation, conflict, breach or default which would not have a Material Adverse Effect on such Purchaser.

     6.3 Investment  Intention;  No Resales.  Such  Purchaser is acquiring  the
         ----------------------------------
Securities hereunder for investment, solely for its own account and not with a view to, or for resale in connection with, the distribution thereof. Such Purchaser will not resell, transfer, assign or distribute the Securities except in compliance with this Agreement, the Registration Rights Agreement and the registration requirements of the Securities Act and applicable state securities laws or pursuant to an available exemption therefrom.

     6.4 Accredited Investor; Ability to Bear Risk; Evaluation of Risks.
         --------------------------------------------------------------

        (a) Such Purchaser is an "Accredited Investor" as defined in Rule 501(a) promulgated under Regulation D of the Securities Act.

        (b) Such Purchaser is in a financial position to bear the risk of holding the Securities and is able to withstand a complete loss of its investment in the Securities.

        (c) The knowledge and experience of such Purchaser in financial and business matters is such that it, together with its advisors, is capable of reading and interpreting financial statements and evaluating the merits and risks of the investment in the Securities and has the net worth to undertake such risks.

        (d) Such Purchaser acknowledges that no representations, express or implied, are being made with respect to the Company, the Securities, or otherwise, other than those expressly set forth herein.

     6.5 Securities Unregistered. Such Purchaser has been advised by the Company
         -----------------------
that (a) the offer and sale of the Securities have not been registered under the Securities Act and (b) the offering and sale of the Securities is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and (c) there is no established market for the Series A Preferred Stock and it is not anticipated that there will be any public market for the Series A Preferred Stock in the foreseeable future.

     6.6 Brokers.  No broker,  investment  banker,  financial  advisor or other
         -------
person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Purchaser.

     6.7 Investment  Decision.  Each  Purchaser  is making  its own  investment
         --------------------
decision and each investment decision is not based on the investment decision of any other Purchaser.

     7.  Conditions.
         ----------

     7.1 Conditions to Obligations of the  Purchasers.  The  obligations of each
         --------------------------------------------
Purchaser to perform under this Agreement are subject to the satisfaction or waiver by such Purchaser of each of the following conditions: (a) the delivery to the Purchaser by the Company of its Allocated Securities and a duly executed Registration Rights Agreement and (b) the absence on the Closing Date of any injunction or other order, or statute, rule or regulation, of any Governmental Authority prohibiting the consummation of the sale and purchase of the Securities hereunder.

     7.2 Conditions  to  Obligations  of the Company.  The  obligations  of the
         -------------------------------------------
Company to perform under this Agreement are subject to the satisfaction or waiver by the Company of each of the following conditions: (a) each Purchaser shall have delivered to the Company the Purchase Price specified on Schedule I in accordance with the provisions of Section 3, (b) the execution and delivery to the Company by each Purchaser of the Registration Rights Agreement and (c) the absence on the Closing Date of any injunction or other order, or statute, rule or regulation, of any Governmental Authority preventing or the prohibiting the consummation of the sale and purchase of the Securities hereunder.

     8.  Restrictions on Transfer.
         ------------------------

     8.1 General Restriction. The Securities are "restricted securities" within
         -------------------
the meaning of Rule 144(a)(3) under the Securities Act (the "Restricted Securities"), and will be transferable only upon the satisfaction of the terms and conditions set forth in (x) this Section 8, (y) the Registration Rights Agreement and (z) the Company's restated certificate of incorporation (the "Charter"). Any transfer or purported transfer in violation of this Section 8 will be void.

     8.2 Notice of  Transfer.  Subject to the terms of the  Registration  Rights
         -------------------
Agreement and the Charter, prior to any transfer of any Restricted Securities, the holder thereof will give written notice to the Company describing in reasonable detail the manner and terms of the proposed transfer and the identity of the proposed transferee, accompanied by the written agreement of the proposed transferee to be bound by all of the provisions hereof applicable to holders of such Restricted Securities hereunder or thereunder.

     8.3 Restrictive  Legends.  For so long as the Securities  remain subject to
         --------------------
the restrictions on transfer set forth in this Section 8, the certificates representing such securities will bear restrictive legends in addition to those required by the Charter in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

     8.4 Termination of Restrictions. The restrictions imposed by this Section 8
         ---------------------------
upon the transferability of Restricted Securities will terminate as to any particular Restricted Securities when such Restricted Securities have been sold pursuant to an effective registration statement under the Securities Act, or pursuant to Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act pursuant to which the transferee receives securities that are not "restricted securities" within the meaning of that term as defined in Rule 144(a)(3). Whenever any of such restrictions terminates as to any Restricted Securities, the holder thereof will be entitled to receive from the Company, at the Company's expense, new certificates representing such Securities, without the restrictive legend set forth in
Section 8.3, but containing any other legend required by the Charter at that time. Notwithstanding the foregoing, the restrictions on transferability set forth in the Charter shall remain unaffected by any sale referred to in this Section.

     9. Agreement.
        ---------

     9.1 Registration  Rights Agreement.  The Company and each of the Purchasers
         ------------------------------
hereby agree to duly execute and deliver on the Closing Date the Registration Rights Agreement.

     9.2 Best Efforts;  Further Actions.  Each of the Company and the Purchasers
         ------------------------------
will use its best efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest each Purchaser with full title to the Securities, the proper officers, directors, partners or duly authorized representatives of each party to this Agreement shall take all such necessary action.

     9.3 Consents.  Each of the Company and the  Purchasers  will cooperate with
         --------
each other, and use its best efforts, in filing any necessary applications, reports or other documents with, giving any notices to, and seeking any consents from, all regulatory bodies and all governmental agencies and authorities and all third parties (including, without limitation, any other equityholders) as may be necessary or desirable in connection with the consummation of the transactions contemplated by this Agreement.

     9.4 Public  Announcements.  Each of the Company, the Purchasers,  and their
         ---------------------
respective affiliates, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statement with respect to the sale and purchase of the Securities and the transactions contemplated by this Agreement and shall not issue any press release, disclose the name of any Purchaser or make any such public statement without the advance approval of the other parties following such consultation (such approval not to be unreasonably withheld or delayed), except as may be required by applicable law, court process or by the requirements of any securities exchange.

     10. Miscellaneous.
         -------------

     10.1 Amendment  and  Waiver.   This  Agreement  may  not  be  amended  or
          ----------------------
supplemented except by an instrument in writing duly executed by an authorized officer of the Company and an authorized officer of Purchasers holding a majority of the Securities being issued pursuant to this Agreement. Any term or provision of this Agreement may be waived, but only in writing by the party which is entitled to the benefit thereof. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     10.2  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
           ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. It shall not be necessary for each party to sign each counterpart so long as every party has signed at least one counterpart.

     10.3 Facsimile Signatures.  This Agreement may be executed and delivered by
          --------------------
facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

     10.4 Notices.  All notices and other  communications  hereunder shall be in
          -------
writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, or by facsimile transmission to the parties to this Agreement at the following addresses or at such other address for a party as shall be specified by like notice:

               If to the Company, at:

               Leucadia National Corporation
               315 Park Avenue South
               New York, NY 10010
               Fax: (212) 598-3242
               Attention: Joseph A. Orlando

               with a copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, NY 10153
               Fax: (212) 310-8000
               Attention:  Andrea A. Bernstein, Esq.


               If to the Purchasers, at:

               Franklin Mutual Advisers, LLC
               51 John F. Kennedy Parkway
               Short Hills, NJ  07078
               Fax:  (973) 912-0646
               Attention:  Bradley Takahashi

All such notices and communications shall be deemed to have been received on the date of delivery, on the date that the facsimile transmission is confirmed as having been received or on the third business day in New York after the mailing thereof, as the case may be.

     10.5 Assignment.  Neither this Agreement nor any right, remedy,  obligation
          ----------
or liability arising hereunder or by reason hereof shall be assignable by any party to this Agreement without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability arising hereunder without such consent shall be void.

     10.6 Entire  Agreement.  This Agreement  constitutes  the entire  agreement
          -----------------
between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, written and oral.

     10.7 Binding Effect;  Parties in Interest.  This Agreement shall be binding
          ------------------------------------
upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     10.8 Expenses, Indemnification.
          --------------------------

        (a) Whether or not the purchase and sale of the Securities is consummated, each party hereto shall pay its own fees and expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

        (b) A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other parties for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other parties by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

     10.9 Applicable Law and  Jurisdiction;  Service of Process;  Waiver of Jury
          ----------------------------------------------------------------------
Trial.
-----
        (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby. Any and all suits, legal actions or proceedings against any party hereto arising out of this Agreement shall be brought in the United States Federal court sitting in the Southern District of New York, or, if such court shall not have jurisdiction, in the Supreme Court of the State of New York sitting in the County of New York, and each party hereby submits to and accepts the exclusive jurisdiction of such courts for the purpose of such suits, legal action or proceedings. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such suit, legal action or proceeding in any such court and hereby further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto agree that service of process in connection with any suit, legal action or proceeding brought hereunder or in connection herewith may be made by any means of service of process permitted by law.

        (b) Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation arising out of or relating to this Agreement. Each party (x) certifies that no representative, agent or attorney of another party has presented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (y) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth in this Section 10.9.

     10.10 Section  Headings.  The section and other headings  contained in this
           -----------------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     10.11 Termination.  This  Agreement may be terminated at any time prior to
           -----------
the Closing by the mutual consent of each of the Purchasers and the Company.

     10.12 Specific  Enforcement.  Each of the parties hereto  acknowledges  and
           ---------------------
agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof without the necessity of proving actual damage or securing or posting any bond or providing prior notice.

     10.13 Further Assurances.  Subject to the specific terms of this Agreement,
           ------------------
each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.



                 [REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first above written.

                                     LEUCADIA NATIONAL CORPORATION

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MUTUAL BEACON FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MUTUAL DISCOVERY FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MUTUAL FINANCIAL SERVICES FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MUTUAL QUALIFIED FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MUTUAL SHARES FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MUTUAL BEACON FUND (Ontario, Canada)

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MUTUAL DISCOVERY SECURITIES FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MUTUAL SHARES SECURITIES FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                     FRANKLIN MUTUAL BEACON FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                     MASTERS' SELECT VALUE FUND

                                     By:      __________________________
                                              Name:
                                              Title:


                                                                 SCHEDULE I

         Names                        Type of Securities               Number of Shares               Purchase Price
         -----                        ------------------               ----------------               --------------


Mutual Beacon Fund                          Common                          595,496                  $20,991,234.00
                                      Series A Preferred                          2                   $9,501,426.00

Mutual Discovery Fund                       Common                          415,236                  $14,637,069.00
                                      Series A Preferred                          2                   $9,501,426.00

Mutual Financial Services Fund              Common                           87,450                   $3,082,612.50

Mutual Qualified Fund                       Common                          422,096                  $14,878,884.00
                                      Series A Preferred                          2                   $9,501,426.00

Mutual Shares Fund                          Common                        1,012,141                  $35,677,970.25
                                      Series A Preferred                          4                  $19,002,852.00

Mutual Beacon Fund (Ontario)                Common                           22,060                     $777,615.00

Mutual Discovery Securities Fund            Common                           34,780                   $1,225,995.00

Mutual Shares Securities Fund               Common                          184,830                   $6,515,257.50

Franklin Mutual Beacon Fund                 Common                           84,290                   $2,971,222.50

Masters' Select Value Fund                  Common                           49,220                   $1,735,005.00
                                                                                                      -------------

         Total                                                                                      $149,999,994.75
                                                                                                    ===============



                                    EXHIBIT A

                         [REGISTRATION RIGHTS AGREEMENT]